PROMISSORY NOTE

October 3RD, 2018

$95,000.00

FOR VALUE RECEIVED, the undersigned Veroni Brands, Corp, a Delaware Corporation (“BORROWER”) promises to pay to Tomasz Kotas (“Lender”), or his successors and assigns, at his offices in the City of Lake Forest, County of USA, or at such other place as the holder of this Note may from time to time designate, the principal sum of NINETY FIVE THOUSAND DOLLARS, with interest from the date hereof on the unpaid principal balance at the flat interest rate of $1,000.00. Principal and interest paid in full on or before August 1st, 2019.

Should default be made in the payment of any installment when due, the whole sum principal and interest shall become immediately due at the option of the holder and regardless of any prior forbearance. Interest shall accrue following any default hereunder at the rate set forth in this Note, as adjusted from time to time.

The undersigned agrees (a) to pay immediately, without demand, to the holder, in the event any installment is not received by the holder within two (2) days after its due date, and without regard to the date as of which such payment is credited, an amount equal to the equivalent of Six percent (6%) of the installment due that is applicable to the payment of principal and interest; (b) that it would be impractical or extremely difficult to fix the holder’s actual damages in the event that any installment shall not be paid when due; and (c) that such amount shall be presumed to be the amount of damages for such late payment. This paragraph and the amount that it provides shall not limit the holder’s right, under this Note, or otherwise, to compel prompt performance thereunder.

The principal amount due on this Note may be prepaid in whole or in part at any time.

Principal, interest, and charges are payable in lawful money of the United States.

In certain events, on the conditions, in the manner, and with the effect set out in the Agreement, indebtedness evidenced by this Note may also be accelerated and be declared due and payable before the stated maturity thereof, together with accrued interest thereon. Reference is hereby made to the Agreement for a statement of such additional terms and conditions under which the maturity of the principal installments of this Note may be accelerated.

This Note shall be read so that all rights accruing to Lender under any document shall be considered as accruing under all documents and all obligations of BORROWER under any document shall be considered as obligations under all documents.

The undersigned together with all sureties, endorsers of this Note jointly and severally promise to pay (a) all cost and expenses of collection, including without limitation attorneys’ fees, in the event this Note or any portion of this Note is placed in the hands of attorneys for collection and such collection is effected without suit; (b) attorneys’ fees, as determined by the judge of the court, and all other costs, expenses, and fees incurred by the holder in the event suit is instituted to collect this Note or any portion of this Note; (c) all cost and expenses provided for in the any other instrument given as security for this Note and/or incurred by or on behalf of the holder in connection with collecting or otherwise enforcing any right of the holder under this Note or any other instrument given as security for this Note; and (d) all costs and expenses, including, without limitation, attorneys’ fees incurred by the holder in connection with any bankruptcy, insolvency of reorganization proceeding, or receivership in which the undersigned is involved, including, without limitation, attorneys’ fees incurred in making any appearances in any such proceeding or in seeking relief from any stay or injunction issued in or arising out of any such proceeding.

In no event whatsoever shall the amount paid, or agreed to be paid, to the holder for the use, forbearance, or retention of the money to be loaned hereunder (“Interest”) exceed the maximum amount permissible under applicable law. If the performance or fulfillment of any provision hereof or any other agreement between the holder and the undersigned shall result in Interest exceeding the limit for interest prescribed by law, then the amount of the Interest shall be reduced to the maximum rate that may lawfully be charged or collected by the holder. If, from any circumstance whatsoever, the holder should receive as Interest an amount that would exceed the highest lawful rate, the amount that would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of the holder, be paid over to the undersigned) and not to the payment of Interest.

Payments made under this Note shall be applied first, to any expenses incurred in connection with collecting amounts payable hereunder, second, to accrued and unpaid interest and third, to the outstanding principal balance.

Any one or more of the following shall constitute an event of default hereunder (each, an “Event of Default”):

(a)	default in the payment of interest hereunder when the same shall have become due and payable;

(b)	default in the payment of principal within two (2) business days of the maturity of this Note;

(c)	Borrower becomes bankrupt or admits in writing an inability to pay Borrower’s debts as they become due, makes an assignment for the benefit of creditors, consents to the appointment of a trustee or receiver, or files for relief in bankruptcy, or other proceedings for relief in equity or under any acts of Congress or any laws of any state of the United States relating to the relief of debtors;

(d)	a trustee or receiver is appointed for Borrower or for part of Borrower’s property without its consent; or

(e)	bankruptcy or insolvency proceedings, or other proceedings for relief in equity or under any acts of Congress or any laws of any state of the United States relating to the relief of debtors are instituted against Borrower or are consented to by Borrower.

After an Event of Default, whether by acceleration or otherwise, all past due principal and accrued and unpaid interest shall bear interest equal to five percent (5%) plus the Interest Rate. If the Lender has not received the full payment under this Note by the due date, then the Lender may assess a large fee in the amount of five percent (5%) of the unpaid amount.

Lender may assign this Note to any person and such person shall thereupon become vested with all of the powers and rights of Lender hereunder. Until notified in writing of such assignment, Borrower shall be entitled to deem Lender or such person who has been so identified by Lender in writing as the owner and Lender of this Note. This Note shall bind Borrower and shall inure to the benefit of Lender and its permitted successors and assigns.

Borrower hereby irrevocably waives presentment, protest, demand, notice of dishonor and notice of any kind in connection herewith. Borrower promises and agrees to pay all costs (including reasonable attorneys’ and paralegals’ fees and expenses) incurred or paid by the Lender in enforcing this Note. Any notice or demand required or permitted to be made or given hereunder shall be deemed sufficiently made and given if given by personal service or by the mailing of said notice via registered or certified mail, return receipt requested.

No delay or omission on the part of Lender in exercising any right or remedy hereunder shall operate as a waiver of such right or remedy and no waiver of any right or remedy hereunder on any one occasion shall be construed as a waiver of any such right or remedy on any other occasion. None of the terms or provisions hereof may be waived, altered, modified or amended except as the parties may consent thereto in writing.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law. If there is any provision of this Note, or the application thereof to any party or circumstance, which shall be prohibited by law or invalid under applicable law, such provision shall be ineffective to the minimal extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note or the application of such provisions to other parties or circumstances.

This Note shall be governed by and construed in accordance with the laws of the State of Illinois (without regard to its conflict of laws provisions) including, without limitation, matters of construction, validity and performance.

/s/ Igor Gabal / its President
Veroni Brands, Corp.

SUBSCRIBED AND SWORN TO

Before me this 3rd day of

October 2018

/s/ Mary Appelhans
NOTARY PUBLIC

CORPORATE GUARANTY

FOR VALUE RECEIVED, the undersigned, as primary obligor, hereby unconditionally corporately guarantees the prompt payment of principal and interest when due and all other obligations contained in the above Note. The undersigned accepts and agrees to be bound by all terms, conditions and waivers contained in the Note. The undersigned waives notice of acceptance of this Guaranty and suretyship defenses of all kinds. The Lender may extend the time of payment, release any collateral or party liable on the Note, or grant any indulgence to any party without releasing the liability of the undersigned. The Lender may proceed against BORROWER or any other party or collateral prior to proceeding against the undersigned. The undersigned agrees to pay all costs, expenses and attorney’s fees incurred by the holder in enforcing the Note and this Guaranty.

Dated: October 3rd, 2018

/s/ Igor Gabal / its President
Veroni Brands, Corp.

SUBSCRIBED AND SWORN TO

Before me this 3rd day of

October 2018

/s/ Mary Appelhans
NOTARY PUBLIC